POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75960                    33-75998                    333-34014
2-52449                        33-75962                    33-75996                    333-49593
33-02339                       33-75964                    33-76000                    333-49599
33-34370                       33-75966                    33-76002                    333-56297
33-34583                       33-75968                    33-76004                    333-72079
33-42555                       33-75970                    33-76018                    333-87305
33-60477                       33-75972                    33-76024                    333-89953
33-61897                       33-75974                    33-76026                    333-37448
33-62473                       33-75976                    33-79118
333-01107                      33-75978                    33-79122
33-63611                       33-75980                    33-81216
33-64277                       33-75982                    33-87642
33-64331                       33-75984                    33-87932
33-75248                       33-75986                    33-88720
33-75954                       33-75988                    33-88722
33-75956                       33-75990                    33-88724
33-75958                       33-75992                    33-89858
333-15817                      33-75994                    33-91846
333-24645                      333-09515                   333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512            811-2513             811-4536             811-5906

hereby ratifying and confirming on this 13th day of September, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Thomas J. McInerney
                -----------------------
                Thomas J. McInerney
                Director and President
             (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75960                    33-75998                    333-34014
2-52449                        33-75962                    33-75996                    333-49593
33-02339                       33-75964                    33-76000                    333-49599
33-34370                       33-75966                    33-76002                    333-56297
33-34583                       33-75968                    33-76004                    333-72079
33-42555                       33-75970                    33-76018                    333-87305
33-60477                       33-75972                    33-76024                    333-89953
33-61897                       33-75974                    33-76026                    333-37448
33-62473                       33-75976                    33-79118
333-01107                      33-75978                    33-79122
33-63611                       33-75980                    33-81216
33-64277                       33-75982                    33-87642
33-64331                       33-75984                    33-87932
33-75248                       33-75986                    33-88720
33-75954                       33-75988                    33-88722
33-75956                       33-75990                    33-88724
33-75958                       33-75992                    33-89858
333-15817                      33-75994                    33-91846
333-24645                      333-09515                   333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512            811-2513             811-4536             811-5906

hereby ratifying and confirming on this 8th day of June, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                    /s/ Allan Baker
                    ---------------
                      Allan Baker
                      Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75960                    33-75998                    333-34014
2-52449                        33-75962                    33-75996                    333-49593
33-02339                       33-75964                    33-76000                    333-49599
33-34370                       33-75966                    33-76002                    333-56297
33-34583                       33-75968                    33-76004                    333-72079
33-42555                       33-75970                    33-76018                    333-87305
33-60477                       33-75972                    33-76024                    333-89953
33-61897                       33-75974                    33-76026                    333-37448
33-62473                       33-75976                    33-79118
333-01107                      33-75978                    33-79122
33-63611                       33-75980                    33-81216
33-64277                       33-75982                    33-87642
33-64331                       33-75984                    33-87932
33-75248                       33-75986                    33-88720
33-75954                       33-75988                    33-88722
33-75956                       33-75990                    33-88724
33-75958                       33-75992                    33-89858
333-15817                      33-75994                    33-91846
333-24645                      333-09515                   333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512            811-2513             811-4536             811-5906

hereby ratifying and confirming on this 8th day of June, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                /s/ Catherine H. Smith
                ----------------------
                  Catherine H. Smith
         Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President, Corporate Controller, and Assistant Treasurer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie
E. Rockmore, Kirk P. Wickman and Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75960                    33-75998                    333-34014
2-52449                        33-75962                    33-75996                    333-49593
33-02339                       33-75964                    33-76000                    333-49599
33-34370                       33-75966                    33-76002                    333-56297
33-34583                       33-75968                    33-76004                    333-72079
33-42555                       33-75970                    33-76018                    333-87305
33-60477                       33-75972                    33-76024                    333-89953
33-61897                       33-75974                    33-76026                    333-37448
33-62473                       33-75976                    33-79118
333-01107                      33-75978                    33-79122
33-63611                       33-75980                    33-81216
33-64277                       33-75982                    33-87642
33-64331                       33-75984                    33-87932
33-75248                       33-75986                    33-88720
33-75954                       33-75988                    33-88722
33-75956                       33-75990                    33-88724
33-75958                       33-75992                    33-89858
333-15817                      33-75994                    33-91846
333-24645                      333-09515                   333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512            811-2513             811-4536             811-5906

hereby ratifying and confirming on this 8th day of June, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    Signature/Title
                    ---------------

                 /s/ Deborah Koltenuk
                 --------------------
                   Deborah Koltenuk
  Vice President, Corporate Controller, and Assistant
                       Treasurer